Investments in Limited Partnerships	12 Months Ended
Dec. 31, 2014
Investments In Limited Partnerships [Abstract]
Investments In Limited Partnerships [Text Block]

Note 8—Investments in Limited Partnerships

The Account invests in limited partnerships, limited liability companies and private real estate equity investment trusts that own real estate properties and real estate related securities including mezzanine debt.

The Account receives distributions from these investments based on the Account’s ownership interest percentage. At December 31, 2014, the Account held interests in three limited partnerships, one limited liability and one private real estate equity investment trust. The Account held non-controlling ownership interest in these investments ranging from 5.3% to 18.5%. As of December 31, 2014 and 2013, the fair value of the Account’s ownership interest was $357.5 million and $362.0 million, respectively.

As of December 31, 2014, three of the limited partnership investments were in dissolution. The Heitman Value Partners Fund began liquidation in 2013, with the remaining investment assets anticipated to be liquidated during 2015. Colony Realty Partners LP began liquidation in May 2014, with final liquidation anticipated during 2016. In December 2014, all underlying assets held by Cobalt Industrial REIT were sold with final liquidation expected in September 2015. Subsequent to December 31, 2014, the Lion Gables Apartment Fund liquidated all assets as further discussed in Note 13—Subsequent Events.

Transwestern Mezzanine Realty Partners III may engage in liquidation activities in 2017 based on the terms of its partnership agreement. The Account may elect to sell or transfer its ownership units by giving notice and acquiring consent from the management committee of the limited partnership, which requires approval by a majority of the members.